UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT

PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-12

BIOFRONTERA INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

120 Presidential Way, Suite 330

Woburn, Massachusetts 01801

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To Be Held on [        ], 2024

Dear Stockholder of Biofrontera Inc.:

NOTICE IS HEREBY GIVEN that a special meeting of the stockholders (the “Special Meeting”) of Biofrontera Inc., a Delaware corporation (the “Company”), will be held on [         ], 2024, at [         ] AM, Eastern Time and will be a completely virtual meeting of stockholders, which will be conducted solely online via live webcast. There will not be a physical location for the Special Meeting.

You will be able to attend the Special Meeting virtually and to vote and submit questions prior to and during the virtual Special Meeting by visiting meetnow.global/M4ZZN6D and entering the 16-digit control number provided in these proxy materials.

We are holding the Special Meeting for the following purposes, which are more fully described in the accompanying proxy statement:

(1)	to approve an amendment to our Amended and Restated Certificate of Incorporation, to increase the number of authorized shares of our common stock from 15,000,000 to 35,000,000 (the “Share Increase Proposal”);

(2)	to approve a proposal to adjourn the Special Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Share Increase Proposal (the “Adjournment Proposal”).

The matters listed in this notice of meeting are described in detail in the accompanying proxy statement. The Board of Directors has fixed the close of business on March 18, 2024 as the record date (the “Record Date”) for determining those stockholders who are entitled to notice of and to vote at the Special Meeting or any adjournment or postponement of the Special Meeting.

If your shares are held in the name of a broker, trust, bank or other nominee, and you receive these materials through your broker or through another intermediary, please complete and return the materials in accordance with the instructions provided to you by such broker or other intermediary, or you may also virtually attend the Special Meeting and vote online during the Special Meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON [       ], 2024: THE COMPANY’S PROXY MATERIALS AND ANNUAL REPORT ARE AVAILABLE AT [URL].

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, PLEASE SUBMIT A PROXY TO HAVE YOUR SHARES VOTED AS PROMPTLY AS POSSIBLE BY USING THE INTERNET OR THE DESIGNATED TOLL-FREE TELEPHONE NUMBER, OR BY SIGNING, DATING AND RETURNING BY MAIL THE PROXY CARD ENCLOSED WITH THE PROXY STATEMENT. IF YOU DO NOT RECEIVE THE PROXY MATERIALS IN PRINTED FORM AND WOULD LIKE TO SUBMIT A PROXY BY MAIL, YOU MAY REQUEST A PRINTED COPY OF THE PROXY MATERIALS (INCLUDING THE PROXY) AND SUCH MATERIALS WILL BE SENT TO YOU.

On behalf of the Board of Directors and the employees of Biofrontera Inc. we thank you for your continued support.

Prof. Hermann Luebbert, Ph.D.	E. Fred Leffler, III
Chief Executive Officer; Chairman	Chief Financial Officer

[               ], 2024

120 Presidential Way, Suite 330

Woburn, Massachusetts 01801

PROXY STATEMENT

For the Special Meeting of Stockholders to be held on [        ], 2024

The Company is providing this Proxy Statement in connection with the solicitation by its Board of Directors (the “Board of Directors”) of proxies to be voted at the Special Meeting to be held on [        ], 2024, at 10:00 AM, Eastern Time, solely over the Internet in a virtual-only format, and any adjournment or postponement thereof.

Only stockholders as of March 18, 2024 (the “Record Date”) may attend the Special Meeting. At the close of business on the Record Date, we had [5,089,413] shares of Common Stock outstanding and entitled to vote. We made our proxy materials available to stockholders via the Internet or in printed form on or about March 27, 2024. Our proxy materials include the Notice of the Special Meeting, this Proxy Statement and the proxy card. These proxy materials, other than the proxy card, which is available with the printed materials, can be accessed at [              ].

You are invited to attend the Special Meeting to vote on the proposals described in this Proxy Statement. However, you do not need to attend the Special Meeting to vote your shares. Instead, you may simply follow the instructions below to submit your proxy. The matters to be acted on are stated in the accompanying Notice of Special Meeting of Stockholders. The proxy materials, including this Proxy Statement, are being distributed and made available on or about March 27, 2024.

Appendix A – Form of Increase to Authorized Common Stock Amendment

QUESTIONS AND ANSWERS

Q:	Why am I receiving these materials?

A:	We have sent you these proxy materials because the Board of Directors is soliciting your proxy to vote at the Special Meeting, including at any adjournments or postponements of the Special Meeting.

Q:	What proposals are being presented for a stockholder vote at the Special Meeting?

A:	The following proposals are being presented for stockholder vote at the Special Meeting:

●	Proposal No. 1- approval of an amendment to our Amended and Restated Certificate of Incorporation, to increase the number of authorized shares of our common stock from 15,000,000 to 35,000,000; and

●	Proposal No. 2- approval of a proposal to adjourn the Special Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of Proposal No. 1.

Q:	How does the Board of Directors recommend that I vote?

A:	The Board of Directors unanimously recommends that you vote “FOR” Proposals No. 1 and No. 2.

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Q:	What does it mean to vote by proxy?

A:	When you vote “by proxy,” you grant another person the power to vote stock that you own. If you vote by proxy in accordance with this proxy statement, you will have designated the following individuals as your proxy holders for the Special Meeting: Hermann Luebbert, Fred Leffler and Daniel Hakansson.

Any proxy given pursuant to this solicitation and received in time for the Special Meeting will be voted in accordance with your specific instructions. If you provide a proxy, but you do not provide specific instructions on how to vote on each proposal, the proxy holder will vote your shares “FOR” Proposals No. 1 and Proposal No. 2. With respect to any other business that properly comes before the Special Meeting, the proxy holders will vote in their own discretion according to their best judgment, to the extent permitted by applicable laws and regulations.

Q:	Who can vote at the Special Meeting?

A:	Only stockholders of record at the close of business on the Record Date, will be entitled to vote at the Special Meeting. On the Record Date, there were [5,089,413] shares of Common Stock outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name

If on the Record Date, your shares were registered directly in your name with the Company’s transfer agent, Computershare Trust Company, then you are a stockholder of record. As a stockholder of record, you may directly vote your shares or submit a proxy to have your shares voted. We urge you to fill out and return the enclosed proxy card or submit a proxy on the internet or telephone as instructed below to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If on the Record Date, your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Special Meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You will receive voting instructions from your broker, bank or nominee describing the available processes for voting your stock.

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Q:	What shares can I vote?

A:	You may vote or cause to be voted all shares owned by you as of the close of business on the Record Date. These shares include: (1) shares held directly in your name as a stockholder of record; and (2) shares held for you, as the beneficial owner, through a broker or other nominee, such as a bank.

Q:	How may I vote?

A:	The procedures for voting are fairly simple:

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may have your shares voted by proxy using the enclosed proxy card, or submit your proxy through the internet or by telephone. We urge you to have your shares voted by proxy to ensure your vote is counted.

●	By mail. To have your shares voted using the proxy card, simply complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the Special Meeting, the proxyholder will vote your shares as you direct.

●	By internet or telephone. To have your shares voted through a proxy submitted by the internet, go to [________________] to complete an electronic proxy card. If you vote by telephone call [____________] in the United States, U.S. territories and Canada and follow the instructions. You will be asked to provide the Company number and control number from the enclosed proxy card. Your internet or telephonic proxy must be received by 11:59 p.m., Eastern Time on [_____], 2024 to be counted.

●	By voting at the Special Meeting. You may vote your shares during the virtual-only Special Meeting. See the instructions in the Notice of the Special Meeting to attend the meeting virtually and vote your shares.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received a voting instruction form with these proxy materials from that organization rather than from the Company. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a proxy form.

Q:	What happens if I do not vote?

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record and do not vote in person or proxy by completing your proxy card or submitting your proxy through the internet or by telephone, your shares will not be voted.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner and do not instruct your broker, bank, or other agent how to vote your shares, the question of whether your broker or nominee will still be able to vote your shares depends on whether Nasdaq deems the particular proposal to be a “routine” matter. Brokers and nominees can use their discretion to vote “uninstructed” shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. Under the rules and interpretations of Nasdaq, “non-routine” matters are matters that may substantially affect the rights or privileges of stockholder, such as mergers, stockholder proposals, elections of directors (even if not contested), executive compensation (including any advisory stockholder votes on executive compensation and on the frequency of stockholder votes on executive compensation), and certain corporate governance proposals, even if management-supported. The amendment to our Amended and Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock from 15,000,000 to 35,000,000 is a routine matter under the applicable rules. However, we understand that certain brokerage firms have elected not to vote even on “routine” matters without your voting instructions. If your bank, broker or other nominee has made this decision, and you do not provide voting instructions, your shares will not be voted at the Special Meeting. Accordingly, we urge you to direct your bank, broker or other nominee how to vote by returning your voting materials as instructed or by obtaining a control number from your broker or other nominee in order to vote your shares electronically at the Special Meeting. This ensures your shares will be voted at the meeting in the manner you desire.

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Q:	What if I return a proxy card or otherwise submit a proxy but do not make specific choices?

A:	If you are a record holder and return a signed and dated proxy card or otherwise submit a proxy without marking voting selections, your shares will be voted, as applicable, “FOR” Proposals No. 1 and No. 2. If any other matter is properly presented at the Special Meeting, your proxyholder (one of the individuals named on your proxy card) will vote your shares in accordance with the Board of Directors’ recommendations.

Q:	Can I change my vote or revoke my proxy?

A:	You may change your vote or revoke your proxy at any time before the final vote at the Special Meeting. To change how your shares are voted or to revoke your proxy if you are the record holder, you may (1) notify our Corporate Secretary in writing at Biofrontera Inc., 120 Presidential Way, Suite 330, Woburn, Massachusetts 01801; (2) submit a later-dated proxy (either by mail or internet), subject to the voting deadlines that are described on the proxy card or voting instruction form, as applicable; or (3) deliver to our Corporate Secretary another duly executed proxy bearing a later date. You may also revoke your proxy by attending the virtual-only Special Meeting and voting in person.

For shares you hold beneficially, you may change your vote by following the instructions provided by your broker or bank.

Q:	Who can help answer my questions?

A:	If you have any questions about the Special Meeting or how to vote, submit a proxy or revoke your proxy, or you need additional copies of this Proxy Statement or voting materials, you should contact the Corporate Secretary, Biofrontera Inc., 120 Presidential Way, Suite 330, Woburn, Massachusetts 01801, or by phone at (781) 486-1510.

Q:	What is a quorum and why is it necessary?

A:	Conducting business at the Special Meeting requires a quorum. A quorum will be present if stockholders holding at least one-third of the outstanding shares of Common Stock entitled to vote on the Record Date are present at the Special Meeting in person or by proxy. Abstentions or broker non-votes are treated as present for purposes of determining whether a quorum exists.

Q:	What is a “broker non-vote”?

A broker “non-vote” occurs when a broker, bank or other intermediary that is otherwise counted as present or represented by proxy does not receive voting instructions from the beneficial owner and does not have the discretion to vote the shares. A broker “non-vote” will be counted for purposes of calculating whether a quorum is present at the Special Meeting, but will not be counted for purposes of determining the number of votes present in person or represented by proxy and entitled to vote with respect to a particular proposal as to which that broker “non-vote” occurs. Thus, a broker “non-vote” will not impact our ability to obtain a quorum for the Special Meeting and will not otherwise affect the approval by a majority of the votes present in person or represented by proxy and entitled to vote of any of the Proposals. If all brokers exercise their discretionary authority to vote on routine matters, no broker non-votes are expected to exist in connection with Proposal No. 1.

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Q	What are the voting requirements for each Proposal?

A:	Proposal No. 1: The affirmative vote of a majority of the shares of the Company that are outstanding and entitled to vote on the matter at the Special Meeting is required to approve the Share Increase Proposal. Abstentions will have the same effect as a vote against the Share Increase Proposal. Broker non-votes, if any, will also have the same effect as a vote against the Share Increase Proposal.

Proposal No. 2: The affirmative vote of a majority of the shares cast affirmatively or negatively for this proposal is required to approve the Adjournment Proposal. Abstentions will have the same effect as a vote against the Adjournment Proposal. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

Q:	What should I do if I receive more than one Proxy Statement?

A:	You may receive more than one Proxy Statement. For example, if you are a stockholder of record and your shares are registered in more than one name, you will receive more than one Proxy Statement. Please follow the voting instructions on all of the Proxy Statements to ensure that all of your shares are voted.

Q:	Where can I find the voting results of the Special Meeting?

A:	We intend to announce preliminary voting results at the Special Meeting and publish final results in a Current Report on Form 8-K, which will be filed within four (4) business days of the Special Meeting. If final voting results are not available to us in time to file a Current Report on Form 8-K within four (4) business days after the Special Meeting, we intend to file a Current Report on Form 8-K to publish preliminary results and, within four (4) business days after the final results are known to us, file an additional Current Report on Form 8-K to publish the final results.

Q:	What happens if the Special Meeting is adjourned?

A:	The Company is required to notify stockholders of any adjournments of more than 30 days or if a new record date is fixed for the adjourned meeting. Except as described above, notice is not required for an adjourned meeting if the time, place and means of remote communication for the adjourned meeting are announced at the meeting at which the adjournment occurs. Unless a new record date is fixed, your proxy will still be valid and may be voted at the adjourned meeting unless properly revoked. You will still be able to change or revoke your proxy until it is voted.

Q:	How many shares are outstanding and how many votes is each share entitled?

A:	Each share of our Common Stock that is issued and outstanding as of the close of business on the Record Date, is entitled to be voted on all items being voted on at the Special Meeting, with each share being entitled to one vote on each matter. As of the Record Date, [5,089,413] shares of Common Stock were issued and outstanding.

Q:	Who will count the votes?

A:	Computershare Trust Company, N.A., is serving as inspector of elections will tabulate the votes.

Q:	Is my vote confidential?

A:	Proxy instructions, ballots, and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed, either within the Company or to anyone else, except: (1) as necessary to meet applicable legal requirements; (2) to allow for the tabulation of votes and certification of the vote; or (3) to facilitate a successful proxy solicitation.

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Q:	Who will bear the cost of soliciting votes for the Special Meeting?

A:	The Board of Directors is making this solicitation on behalf of the Company, which will pay the entire cost of preparing, assembling, printing, mailing, and distributing these proxy materials. Certain of our directors, officers, and employees, without any additional compensation, may also solicit your vote in person, by telephone, or by electronic communication. Brokerage houses, nominees, fiduciaries and other custodians will be requested to forward solicitation materials to beneficial owners and we may reimburse them for their reasonable expenses incurred in so doing.

Q: A:

How can I attend the Special Meeting with the ability to ask a question and/or vote?

The Special Meeting will be a completely virtual meeting of stockholders, which will be conducted exclusively by webcast. You are entitled to participate in the Special Meeting only if you were a stockholder of the Company as of the close of business on the Record Date (“Registered Holder”), or if you hold a valid legal proxy for the Special Meeting if you are a beneficial holder and hold your shares through an intermediary, such as a bank or broker (“Beneficial Holder”). No physical meeting will be held.

As a Registered Holder, you will be able to attend the Special Meeting online, ask a question and vote by visiting meetnow.global/M4ZZN6D and following the instructions on your Notice, proxy card, or on the instructions that accompanied your proxy materials.

If you are a Beneficial Holder and want to attend the Special Meeting online by webcast (with the ability to ask a question and/or vote, if you choose to do so) you have two options:

(1) Registration in Advance of the Special Meeting

Submit proof of your proxy power (“Legal Proxy”) from your broker or bank reflecting your Biofrontera Inc. holdings along with your name and email address to Computershare.

Requests for registration as set forth in above must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, on [              ], 2024. You will receive a confirmation of your registration by email after we receive your registration materials.

Requests for registration should be directed to us at the following:

By email: Forward the email from your broker granting you a Legal Proxy, or attach an image of your Legal Proxy, to legalproxy@computershare.com

By mail:

Computershare

Biofrontera Inc. Legal Proxy

P.O. Box 43001

Providence, RI 02940-3001

(2) Registration at the Special Meeting

Please go to [                 ] for more information on the available options and registration instructions.

The online meeting will begin promptly at 10:00 AM, Eastern Time. We encourage you to access the meeting 15 minutes prior to the start time leaving ample time for the check in. Please follow the registration instructions as outlined in this proxy statement.

The virtual meeting platform is fully supported across browsers (MS Edge, Firefox, Chrome and Safari) and devices (desktops, laptops, tablets and cell phones) running the most up-to-date version of applicable software and plugins. Participants should ensure that they have a strong WiFi connection wherever they intend to participate in the meeting. We encourage you to access the meeting prior to the start time. For further assistance should you need it you may call [      ].

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PROPOSAL NO. 1 - APPROVAL OF SHARE INCREASE PROPOSAL

Our Amended and Restated Certificate of Incorporation, as amended (our “Certificate of Incorporation”), currently authorizes the issuance of 15,000,000 shares of Common Stock, par value $0.001 pe share. On March 7, 2024, our Board adopted a resolution to amend the Certificate of Incorporation, subject to stockholder approval by increasing the number of authorized shares of our Common Stock to 35,000,000 shares (the “Share Increase Amendment”). The additional 20,000,000 shares of Common Stock authorized for issuance pursuant to the proposed Share Increase Amendment would be part of the existing class of Common Stock and, if and when issued, would have the same rights and privileges as the shares of Common Stock presently issued and outstanding. The holders of Common Stock are not entitled to preemptive rights or cumulative voting. The Share Increase Amendment will not affect the number of authorized shares of preferred stock of the Company, par value $0.001 per share, which is 20,000,000 shares. Currently, there are 4,806 shares of Series B-1 Convertible Preferred Stock issued and outstanding.

The Board is asking stockholders to approve the Share Increase Proposal. The form of the Certificate of Amendment to the Certificate of Incorporation to be filed with the Secretary of State of the State of Delaware to effect the Share Increase Amendment is set forth as Appendix A to this proxy statement (the “Certificate of Amendment”). We expect such filing to be made as soon as practicable after the approval by the stockholders of the Share Increase Proposal. The Share Increase Amendment will become effective upon the filing of the Certificate of Amendment with the Secretary of State of the State of Delaware. No other changes to our Certificate of Incorporation are being proposed, including with respect to the number of authorized shares of our preferred stock. The Share Increase Amendment is not intended to modify the rights of existing stockholders in any material respect.

The text of the Certificate of Amendment is subject to modification to include such changes as may be required by DGCL and as the Board deems necessary and advisable to effect the Share Increase Amendment.

A brief description of the Share Increase Proposal is set out below.

Reasons for the Share Increase Amendment

Private Placement Obligations

On February 19, 2024, we entered into a securities purchase agreement (the “Purchase Agreement”) with several healthcare-focused investors pursuant to which we issued (i) 6,586 shares of Series B-1 Convertible Preferred Stock, par value $0.001 per share and (ii) warrants (the “Warrants”) to purchase up to 8,000 shares of Series B-3 Convertible Preferred Stock, par value $0.001 per share (the “Private Placement”). On February 22, 2024, concurrent with the closing of the Private Placement, the purchasers delivered notices of initial conversion requesting that the Company convert some of their Series B-1 Convertible Preferred Stock into Common Stock, resulting in the issuance of 2,516,785 shares of Common Stock. The Company has reserved sufficient shares of Common Stock to cover the number of shares issuable upon conversion of the remaining shares of Series B-1 Convertible Preferred Stock, but the Company does not currently have enough authorized shares of Common Stock to cover the shares of Common Stock that would be issuable upon conversion of the Series B-3 Convertible Preferred Stock if the investors exercised all of their Warrants.

The Purchase Agreement includes a covenant that within 30 days of the closing of the Private Placement, we would file this preliminary proxy statement containing the Share Increase Proposal for approval of our stockholders. If the stockholders do not approve the Share Increase Proposal at this Special Meeting, the Company has agreed to submit the Share Increase Proposal for stockholder approval on at least a semi-annual basis until such stockholder approval is obtained and we will incur the costs associated therewith.

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Once the stockholders have approved the Share Increase Proposal, the Company will be obligated under the Purchase Agreement to file the Certificate of Amendment as soon as practicable to effect the Share Increase Amendment and, once the Share Increase Amendment is effective, to reserve sufficient shares of Common Stock to cover the conversion of the Series B-3 Convertible Preferred Stock that could be issued upon exercise of the Warrants. Based on the current conversion price of $0.7074 per share, an additional 11,309,019 shares of Common Stock would need to be reserved. If we are unable to reserve sufficient shares to cover the conversion of the Series B-3 Convertible Preferred Stock, then we do not expect the investors will exercise any of their Warrants and we would not receive up to $8 million in aggregate gross proceeds from the exercise of the Warrants. The issuance of shares of Common Stock that have been reserved for securities issued in connection with the Private Placement would still be subject to conversion limitations in the preferred stock which currently prevent any holder from converting any preferred stock if it would cause such holder to beneficially own more than 9.99% of our outstanding Common Stock following the conversion. Any such issuance would also be subject to the rules of the Nasdaq Capital Market, including the requirement to obtain separate stockholder approval if the number of shares that could be issued to a stockholder would be deemed a change of control.

For more information regarding the Private Placement, including the conversion limitations on the preferred stock, please see our Current Report on Form 8-K filed with the Securities and Exchange Commission on February 23, 2024.

Future Needs of Our Business

Our Board believes it is in the best interests of the Company and our stockholders to increase our authorized shares of Common Stock in order to have additional shares available for use as our Board deems appropriate or necessary. As such, one of the purposes of the Share Increase Amendment is to provide the Company with greater flexibility with respect to managing its Common Stock in connection with such corporate purposes as may, from time to time, be considered advisable by our Board. These corporate purposes could include, without limitation, financing activities, public or private offerings of Common Stock, stock dividends or splits, conversions of convertible securities, issuance of options and other equity awards pursuant to our incentive plans, establishing a strategic relationship with a corporate collaborator and acquisition transactions. Having an increased number of authorized but unissued shares of Common Stock would allow us to take prompt action with respect to corporate opportunities that develop, without the delay and expense of convening a special meeting of stockholders for the purpose of approving an increase in our capitalization. Our Board will determine whether, when and on what terms the issuance of shares of Common Stock may be warranted in connection with any of the foregoing purposes.

If the Share Increase Proposal is not approved, we will not be able to raise future capital without first obtaining stockholder approval for an increase in the number of authorized shares of Common Stock. The cost, prior notice requirements and delay involved in obtaining stockholder approval at the time that corporate action may be necessary or desirable could completely eliminate our ability to opportunistically capitalize on favorable market windows, which could delay or preclude our ability to advance our product candidate development and potential commercialization efforts. In addition, our success depends in part on our continued ability to attract, retain and motivate highly qualified management and clinical personnel, and if the Share Increase Proposal is not approved by our stockholders, the lack of unissued and unreserved authorized shares of Common Stock to provide future equity incentive opportunities that the Compensation Committee of the Board deems appropriate could adversely impact our ability to achieve these goals.

The Board believes that the proposed increase in authorized Common Stock will make sufficient shares available to fulfill the Company’s obligations in the Private Placement and to provide the additional flexibility necessary to pursue our strategic objectives. As of the date of this proxy statement, other than the Private Placement, we have no current plans, arrangements or understandings regarding the issuance of any additional shares of common stock that would be authorized pursuant to this proposal, and there are no negotiations pending with respect to the issuance thereof for any purpose.

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Principal Effects of the Share Increase Amendment

The following table illustrates the effect the proposed Share Increase Amendment would have on the number of shares of Common stock available for issuance, if approved by our stockholders:

As of March 18, 2024	Upon Effectiveness of the Share Increase Amendment
TOTAL AUTHORIZED SHARES OF COMMON STOCK	15,000,000	35,000,000
Outstanding shares of Common Stock	5,089,413	5,089,413
Shares of Common Stock authorized for future issuance under the Company’s incentive plan	141,824	141,824
Shares of Common Stock subject to outstanding equity awards under the Company’s incentive plans	104,257	104,257
Shares of Common Stock issuable upon exercise of outstanding warrants (excluding the Warrants)	2,269,356	2,269,356
Shares of Common Stock issuable upon conversion of preferred stock (including preferred stock issuable upon exercise of the Warrants)	6,793,893	18,102,912	(1)
Total outstanding shares of Common Stock and shares of Common Stock Reserved	14,398,743	25,707,762
Unreserved shares of Common Stock available for issuance (1)	601,257	9,292,238

(1) Pursuant to the Purchase Agreement, upon effectiveness of the Share Increase Amendment, we would reserve 11,309,019 shares of Common Stock issuable upon conversion of all the Series B-3 Convertible Preferred Stock that may be acquired upon exercise of the Warrants.

Other than shares that will be reserved for issuance under our existing incentive plan, outstanding warrants, and upon conversion of preferred stock that has been or may be issued in connection with Private Placement, we do not currently have any arrangements, agreements or understandings that would require the issuance of additional shares of Common Stock.

The Share Increase Amendment will not, by itself, have an immediate dilutive effect on our existing stockholders. However, our Board will have the authority to issue authorized Common Stock without requiring future stockholder approval of such issuances, except as may be required by applicable law or rules of the Nasdaq Stock Market. Future issuances of Common Stock or securities convertible into or exchangeable for Common Stock could have a dilutive effect on our earnings per share, book value per share and the voting power and interest of current stockholders.

Our Board has not proposed the Share Increase Amendment with the intention of discouraging tender offers or takeover attempts of the Company. However, the availability of additional authorized shares for issuance could, under certain circumstances, discourage or make more difficult efforts to obtain control of our company. This proposal is not being presented with the intent that it be used to prevent or discourage any acquisition attempt, but nothing would prevent our Board from taking any appropriate actions not inconsistent with its fiduciary duties.

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Interests of Directors and Executive Officers

Our directors and executive officers have outstanding equity awards under our incentive plans, and may be granted additional equity awards under these plans, they may be deemed to have an indirect interest in the Share Increase Amendment because, absent the amendment, the Company may not have sufficient authorized shares to make future awards.

Appraisal Rights

Under the Delaware General Corporation Law, our stockholders are not entitled to appraisal rights with respect to the Share Increase Amendment, and we will not independently provide stockholders with any such rights.

Required Vote of Stockholders

The approval of the Share Increase Proposal requires the affirmative vote of a majority of our outstanding shares of common stock entitled to vote on the Share Increase Proposal at the Special Meeting. Abstentions will be counted as votes against the proposal. Because we believe that this proposal is considered a routine matter, discretionary votes by brokers will be counted and we do not expect any broker non-votes in connection with this Proposal.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” PROPSAL NO. 1.

PROPOSAL NO. 2- APPROVAL OF ADJOURNMENT PROPOSAL

We are asking you to vote to approve one or more adjournments of the Special Meeting to a later date or dates, if necessary, or appropriate to solicit additional proxies if there are insufficient votes to approve the Share Increase Proposal (Proposal No. 1) at the time of the Special Meeting or we do not have a quorum.

If our stockholders approve this Proposal No. 2, we could adjourn the Special Meeting and any reconvened session of the Special Meeting and use the additional time to solicit additional proxies, including proxies from stockholders that have previously returned properly executed proxies voting against the approval of the Share Increase Proposal. Among other things, approval of this Proposal No. 2 could mean that, even if we had received proxies representing a sufficient number of votes against the approval of the Share Increase Proposal such that the Share Increase Proposal would be defeated, we could adjourn the Special Meeting without a vote on the approval of the Share Increase Proposal and seek to convince the holders of those shares to change their votes to votes in favor of the Share Increase Proposal. Additionally, we may seek to adjourn the Special Meeting if a quorum is not present.

Our Board believes that it is in the best interest of the Company and our stockholders to be able to adjourn the Special Meeting to a later date or dates, if necessary, or appropriate to solicit additional proxies in respect of the approval of the Share Increase Proposal if there are insufficient votes to approve it at the time of the Special Meeting or in the absence of a quorum.

Required Vote of Stockholders

This proposal requires the affirmative vote of a majority of the votes properly cast for and against such matter. Abstentions will have no effect on the outcome of this proposal.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL NO. 2.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of our common stock as of March 18, 2024 by: (i) each director; (ii) each of the executive officers named in the Summary Compensation Table; (iii) all executive officers and directors of the Company as a group; and (iv) all those known by us to be beneficial owners of more than five percent of its common stock.

	Beneficial Ownership
Beneficial Owner	Number of Shares	Percent of Total	Options exercisable and restricted stock units vesting within 60 days(1)
Greater than 5% stockholders other than executive officers and directors:
Biofrontera AG Hemmelrather Weg 201 D-51377 Leverkusen, Germany(2)	400,000	7.9%

Investor Company ITF Rosalind Master Fund LP(3)	504,261	9.9%
Lytton-Kambara Foundation(4)	504,168	9.9%
The Hewlett Fund LP(5)	504,168	9.9%
Entities affiliated with District 2 Capital Fund LP(6)	502,754	9.9%
Entities affiliated with AIGH Capital Management, LLC(7)	501,434	9.9%

Named Executive officers and directors:
Hermann Luebbert	10,440	*	6,891
Fred Leffler			1,650
John J. Borer			1,100
Heikki Lanckriet			—
Beth J. Hoffman, Ph.D.			1,100
Kevin D. Weber			1,100

All current executive officers and directors as a group (6 persons)	10,440	*	11,841

*	Represents beneficial ownership of less than one percent (1%) of the outstanding shares of Common Stock.

(1)	On December 9, 2021, the Company granted to Prof. Dr. Luebbert options (the “2021 Options”) to purchase shares of common stock at an exercise price of $95.40 per share up to 5,669 shares. The 2021 Options vest in three equal annual installments beginning on December 9, 2022. In addition, on May 18, 2022, the Company granted options to Prof. Dr. Luebbert (the “2022 Options”) to purchase shares of common stock at an exercise price of $52.20 up to 9,542 shares. The 2022 Options vest in three equal annual installments beginning on May 18, 2023. At the same time the Company granted the 2022 Options, it also granted restricted stock units to Prof. Luebbert, in the amounts of 9,542 restricted stock units. The restricted stock units vest in two equal annual installments beginning on May 18, 2023. Each vested restricted stock unit will be settled, at the Company’s discretion, in shares, cash or a combination of shares and cash within 60 days of the applicable vesting date. The 6,891 shares for Prof. Luebbert represent the options and restricted stock units under such grants that will have vested within 60 days of the date of this proxy statement. On January 10, 2023, the Company granted to Mr. Leffler options to purchase shares of common stock at an exercise price of $19.40 per share up to 5,000 shares. The options granted to Mr. Leffler vest in three equal installments beginning on January 10, 2024. The 1,650 shares for Mr. Leffler represent the options that will have vested within 60 days after the date of this proxy statement.

(2)	Information is based upon a Schedule 13G/A filed with the SEC on February 10, 2022 by Biofrontera AG. According to a Schedule 13D/A (“Zours Schedule 13D”) filed by Deutsche Balaton Aktiengesellschaft (“DB”), VV Beteiligungen Aktiengesellschaft (“VVB”), Delphi Unternehmensberatung Aktiengesellschaft (“DU”), Wilhelm Konrad Thomas Zours, Alexander Link and Rolf Birkert on September 19, 2022, Mr. Zours owns a majority interest in DU and is the sole member of the boards of management of VVB and DU. DU owns a majority interest in VVB. VVB owns a majority interest in DB and DB held 1,177,676 shares of common stock at the time of the Zours Schedule 13D’s filing, which represented 4.41% of the Company’s outstanding stock at that time. In the Zours Schedule 13D, Mr. Zours also includes the shares of Biofrontera Inc. held by Biofrontera AG, but disclaims beneficial ownership. If Mr. Zours was deemed to have voting and dispositive voting power over the shares held by Biofrontera AG, then Mr. Zours would be the beneficial owner of 9% of the Company’s outstanding stock.

(3)	Each of Rosalind Advisors, Inc., Steven Salamon, and Gilad Aharon have shared voting and dispositive power with respect to these securities. The address for Rosalind Advisors, Inc., Mr. Salamon and Mr. Aharon is 15 Wellesley Street West, Suite 326, Toronto, Ontario, M4Y 0G7 Canada. The address of Investor Company ITF Rosalind Master Fund L.P. is c/o TD Waterhouse, 77 Bloor Street West, 3rd Floor, Toronto, ON M5S 1M2 Canada.

(4)	Laurence Lytton, President of Lytton-Kambara Foundation (“LKF”), has voting and investment power over the Shares held by LKF. The business address of LKF and Mr. Lytton is 467 Central Park West 17-A, New York, NY 10025.

(5)	Martin Chopp has voting and investment control over the securities held by The Hewlett Fund LP. The address of The Hewlett Fund LP is 100 Merrick Road, Suite 400W, Rockville Centre, NY 11570.

(6)	The address of Bigger Capital Fund, LP is 11700 W Charleston Blvd 170-659, Las Vegas, NV 89135.

Bigger Capital Fund GP, LLC (“Bigger GP”) is a general partner of Bigger Capital Fund, LP (“Bigger Capital”) and District 2 Capital LP (“District 2”) is the investment manager of District 2 Capital Fund LP (“District 2 CF”). Michael Bigger is the managing member of Bigger GP and District and District 2 Holdings LLC (“District 2 Holdings”), which is the managing member of District 2 GP LLC (“District 2 GP”), the general partner of District 2 CF. Therefore, Mr. Bigger, District 2, District 2 Holdings and District 2 CF may be deemed to be the beneficial owner, and have the shared power to dispose of or direct the disposition, of the shares reported as beneficially owned by District 2 CF and Mr. Bigger and Bigger GP may be deemed to be the beneficial owner, and have the shared power to dispose of or direct the disposition, of the shares reported as beneficially owned by Bigger Capital and District 2 CF. The address of District 2 Capital Fund, LP is 14 Wall Street, 2nd Floor, Huntington, NY 11743.

(7)	Orin Hirschman is the managing member of AIGH Capital Management, LLC, who is an advisor with respect to the securities held by AIGH Investment Partners, L.P. and a sub-advisor with respect to the securities held by WVP Emerging Manager Onshore Fund, LLC – AIGH Series and WVP Emerging Manager Onshore Fund, LLC – Optimized Equity Series. Mr. Hirschman has voting and investment control over the securities indirectly held by AIGH Capital Management, LLC and directly held by AIGH Investment Partners, L.P. As such, Mr. Hirschman may be deemed to be the beneficial owner of the securities set forth in (i), (ii) and (iii) above. The address for Mr. Hirschman and each of the affiliated entities is 6006 Berkeley Avenue, Baltimore, Maryland 21209.

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OTHER MATTERS

DISCRETIONARY VOTING OF PROXIES ON OTHER MATTERS

The Company does not intend to bring before the Special Meeting any matters other than those specified in the Notice of the Special Meeting, and the Company does not know of any business which persons other than the Board intend to present at the Special Meeting. Should any business requiring a vote of the stockholders, which is not specified in the notice, properly come before the Special Meeting, the proxy holders specified in this proxy statement and in the accompanying proxy card intend to vote the shares represented by them in accordance with their best judgment.

STOCKHOLDER PROPOSALS AND NOMINATIONS FOR 2024 ANNUAL MEETING OF STOCKHOLDERS

Any stockholder who meets the requirements of the proxy rules under the Exchange Act may submit proposals to the Board of Directors to be presented at the 2024 annual meeting. Such proposals must comply with the requirements of Rule 14a-8 under the Exchange Act and be submitted in writing by notice delivered or mailed by first-class United States mail, postage prepaid, to our Secretary at our principal executive offices at the address set forth above no later than a reasonable time before the company begins to print and send proxy material for the 2024 annual meeting to be considered for inclusion in the proxy materials to be disseminated by the Board of Directors for such annual meeting.

The Bylaws also provide for separate notice procedures to recommend a person for nomination as a director or to propose business to be considered by stockholders at a meeting. To be considered timely under these provisions, the stockholder’s notice must be received by our Secretary at our principal executive offices at the address set forth above no earlier than August 22, 2024 and no later than September 21, 2024. Our Bylaws also specify requirements as to the form and content of a stockholder’s notice.

The chairperson of the meeting may refuse to acknowledge the introduction of any stockholder proposal if it is not made in compliance with the applicable notice provisions.

NOTICE REGARDING DELIVERY OF STOCKHOLDER DOCUMENTS (“HOUSEHOLDING” INFORMATION)

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports by delivering a single copy of these materials to an address shared by two or more Biofrontera stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies and intermediaries. A number of brokers and other intermediaries with account holders who are our stockholders may be householding our stockholder materials, including this Proxy Statement. In that event, a single proxy statement, as the case may be, will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or other intermediary that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent, which is deemed to be given unless you inform the broker or other intermediary otherwise when you receive or received the original notice of householding. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement, please notify your broker or other intermediary to discontinue householding and direct your written request to receive a separate proxy statement to us at: Biofrontera Inc., Attention: Corporate Secretary, 120 Presidential Way, Suite 330, Woburn, Massachusetts 01801 or by calling us at (781) 486-1510. Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request householding of their communications should contact their broker or other intermediary.

12

APPENDIX A

FORM OF INCREASE IN AUTHORIZED COMMON STOCK AMENDMENT

CERTIFICATE OF AMENDMENT
TO THE

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF
OF

BIOFRONTERA INC.

Biofrontera Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “DGCL”), does hereby certify:

FIRST. The Amended and Restated Certificate of Incorporation of the Corporation is hereby amended by changing the Article FOURTH, so that, as amended, the first paragraph of said Article FOURTH shall be amended and restated as follows:

The total number of shares of capital stock that the Corporation has the authority to issue shall be (i) 35,000,000 shares of common stock, par value $0.001 per share (“Common Stock”) and (ii) 20,000,000 shares of preferred stock, par value $0.001 per share (“Preferred Stock”).

SECOND. That a resolution was duly adopted by unanimous written consent of the directors of the Corporation, pursuant to Section 242 of the DGCL, setting forth the above mentioned amendment to the Amended and Restated Certificate of Incorporation and declaring said amendment to be advisable.

THIRD. That this amendment was duly authorized by the holders of a majority of the voting stock of the Corporation entitled to vote at a duly authorized meeting of the stockholders of the Corporation held on [        ], 2024. Said amendment was duly adopted in accordance with the provisions of the DGCL.

IN WITNESS WHEREOF, this Certificate of Amendment of the Amended and Restated Certificate of Incorporation has been signed by the Chief Executive Officer of the Corporation this [__] day of [__________], 2024.

BIOFRONTERA INC.

By:
Hermann Luebbert
Chief Executive Officer

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Biofrontera Inc.

VOTE

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The Special Meeting of Shareholders of Biofrontera Inc, will be held on XXXXX, 2024 at 10:00 a.m., Eastern Time, virtually via the internet at www.meetnow.global/[ ].

To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form.

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Biofrontera Inc.

Notice of Special Meeting of Shareholders

This Proxy is Solicited on Behalf of the Board of Directors for a Special Meeting —XXXXXXXX at 10:00 a.m., Eastern Time

Hermann Luebbert, Fred Leffler, and Daniel Hakansson, or any of them, each with the power of substitution, are hereby authorized to represent as proxies and vote with respect to the proposals set forth on the reverse side and in the discretion of such proxies on all other matters that may be properly brought before the meeting all shares of Biofrontera Inc. the undersigned is entitled to vote, with all the powers which the undersigned would possess if personally present, at the Special Meeting of Shareholders of Biofrontera Inc. to be held virtually via the Internet on XXXXXXXX, 2024 or at any postponement or adjournment thereof.

Shares represented by this proxy will be voted as directed by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR items 1 and 2 and, in their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any postponement or adjournment thereof.

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